COLONIAL HIGH YIELD MUNICIPAL FUND

                  Supplement to Prospectus dated March 30, 1999

Effective immediately, the advisor will no longer invest primarily in lower rated debt securities. The advisor will invest primarily in tax-exempt bonds that are consistent with the Fund's goals of a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation.

HM-36/266H-0699                           June 14, 1999